EX-99.1


                        DESALINIZATION LICENSE AGREEMENT

This  Agreement  is  made  and  is  effective  this  30th  day  of  May,  2003.


BETWEEN: ETSURO  SAKAGAMI, whose address is 6-11-14 Mirami Naruse, Machida
         City,  Tokyo,  Japan
         (  hereinafter  called  "  Licensor  "  ),of  the  First  Part,

AND:     AMANASU  ENVIRONMENT  CORPORATION,  whose  address  is  701
         5th Avenue, 36th Floor, Seattle, Washington 98109, U.S.A. ( hereinafter called "Licensee" ), of the Second Part,

WHEREAS "Licensor" owns the patented Ring-tube Seawater Desalinization Equipment hereinafter referred to as "The Product" (see Definition 1.00), and would like to license the worldwide production and marketing rights of such technology to the Licensee.

WHEREAS "Licensee", a publicly listed Company in the United States, desires to establish an exclusive licensing agreement with the Licensor for the production and marketing of the Product throughout the world.


AND WHEREAS the Licensor and Licensee have subject to the terms and conditions set forth in this Agreement, agreed to the licensing of the Product and Technology for the production and marketing of the Product from the Technology on an exclusive basis throughout the world.

NOW THEREFORE this Agreement witnesses that in consideration of the premises hereto and covenants and agreements hereinafter contained, the parties hereto covenant and agree to each other as follows:

SECTION    1  -  DEFINITIONS

1.00 Product, Product(s) and Technology relates to the Ring-tube Desalinization Equipment which is described, including the Patents detailed out in Schedule A and B, which is an integral part of this agreement.

     The Technology described above and " Patent / Patent Rights " means the Patent rights to any subject matter claimed in or covered in Japan, United States and Canadian patent applications that have been assigned to the Licensor or, any containing applications thereof, any patents issuing on said applications or continuing applications including re-issue, improvement and any corresponding foreign patents or patent applications and other related technology know how, intellectual property, trade secrets whether patentable or not now or in the future developed by the Licensor.

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1.01 "Licensed  Products " means any manner of chemical or other derivative that is covered by the Technology and/or Patent/Patent Rights, or whose use constitute but for this license granted to Licensee pursuant to this Agreement, an infringement of any claim within the Patent/Patent Rights or unauthorized use of the Technology, trade secrets or know how of the Licensor.

1.02 " Licensed Method " means any method that is covered by the Technology and/or Patent/Patent Rights, Patent application or whose use or practice would constitute but for this license granted to Licensee pursuant to this Agreement, an infringement of the Patent/Patent Rights or unauthorized use of the Technology, intellectual property, trade secrets or know how of the Licensor.

1.03 " Sub-license " means the right of the Licensee to enter into agreements with third parties and to assign all or part of this Agreement without further permission from the Licensor.

1.04 " Gross Receipts " means the total of the gross invoice prices of Licensee's Products without any deductions and allowances for discounts, tariff, duties, excise taxes, transportation charges, credits to customers for rejected Products, etc. In relation to Licensed Method means any amount received or receivable by Licensee for the sale and or use from Third Parties of the right to practice " Licensed Method ".

1.05 " Third Parties " means any person, corporation or entity recognized by law that is dealing at arms length.



SECTION    2  -  GRANT  OF  LICENSE

2.00 Subject to the conditions of this Agreement, the Licensor grants to Licensee the exclusive right to use the Technology to make, have made, use and sell the Licensed Product(s) and practice Licensed Method on an exclusive basis world wide.

2.01 It is understood that Licensee shall have the right to issue sub-licenses to Third Parties on such terms and conditions as Licensee in its discretion may bona-fide determine without further permission from the Licensor.

2.02 To the extent applicable, such sub-licenses shall include all the rights of and obligations due to the Licensor that are contained in this Agreement.

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SECTION   3  -  ROYALTY

3.00 Licensee is to pay the Licensor a royalty equal to two ( 2 ) percent of Licensee's Gross Receipts from Licensed Products or Licensed method payable to the Licensor, within sixty (90) days upon receipt of royalty by Licensee or from Sub-licensees.

3.01 All monies due to the Licensor shall be payable in U.S. funds. The earned royalties will be determined in the foreign currency of the country in which such are made and converted into equivalent U.S. funds, and remitted likewise.

3.02 If at any time legal restrictions prevent the prompt remittance of any or all of the royalties by Licensee with respect to any country of sale, Licensee shall have the right and option to make such payment by depositing the amount thereof in local currency at the Licensor's account in a bank or other depository in such country.



SECTION    4  -  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF
                            LICENSOR

4.00 The Licensor hereby represent and warrant to, and covenants with Licensee, now and during the term of this Agreement that ;

     (a) The Licensor have the sole and exclusive right to grant the rights, licenses and authorities granted to Licensee herein and it is the sole and exclusive owner of all Patent/Patent Rights.
     (b) The licenses herein granted are unencumbered by any lien, mortgage, prior assignment, charge, other encumbrance, commitment or interest of any other person.
     (c) The Licensor will not directly or indirectly enter into, negotiate or solicit any agreement or arrangement for the creation or imposition of any encumbrance or restriction of any nature which may be inconsistent with the rights, licenses and authorities granted to Licensee herein.
     (d) To the best of Licensor's knowledge, the claims for the Technology and/or Patent/Patent Rights, do not infringe any Japanese, Canadian or U.S. patents or patent applications of any other party.
     (e) The Licensor have the power and capacity to enter into this Agreement and carry out its terms to the full extent.
     (f) The Licensor will not disclose to any person other than the legal advisors of the parties hereto, any information pertaining to Licensee or this Agreement that has not been generally disclosed to the public.

4.01 The Licensor will to their best ability assist the Licensee in all matters pertaining to the Technologies and in all technical matters concerning the production and repair of the final Product from the Technology mentioned above. Such technical assistance will be given by the Licensor at no extra cost other than what is stated in this Agreement, for a minimum period of ten (20) years from date of Agreement.

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

4.02 In the event that the Licensor makes improvements and/or new enhancements to the above described Technology, the Licensor will license the same to Licensee at no extra cost, and such additional license will expire the same period as this Agreement.

4.03 During the term of this license agreement, any new inventions of any kind emanating from the licensor will be licensed exclusively to the licensee under the same terms and conditions of this agreement. All patent costs pertaining to such new inventions will be the responsibility of the licensee.


SECTION    5  -  LICENSEE'S   OBLIGATIONS

5.00 Licensee shall keep books and records showing all Licensed Products and License Method used and/or sold under the terms of this Agreement. Such records shall be open for inspection by representatives or agents of the Licensor at reasonable times.

5.01 Licensee shall at all times diligently proceed with the manufacture and sale of Licensed Products and Licensed Method and shall earnestly and diligently market same and in quantities sufficient to meet market demands. Licensee shall be entitled to exercise prudent and reasonable business judgment in meeting its due diligent obligations.

5.02 Licensee covenants and agrees that during the life of this Agreement it shall :

     (a) In the manufacturing of the Licensed Products, contract/ employ or cause to be employed, those persons or contractors who have the necessary skills, care and experience to manufacture the Licensed Products, to a reliability and safety standards that are established by the Licensor.

     (b) Conduct product testing both prior to and after commercial production to ensure the reliability and safety of the Licensed Product and Licensed Method, and shall furnish the Licensor with results of such testing.

     (c) In the manufacturing of the Licensed Product it shall use only those parts and materials that will meet the minimum specifications of the Licensor.

     (d) At all reasonable times and on reasonable notice, permit the Licensor and/or authorized representatives of the Licensor to inspect any facilities in which any parts or materials are manufactured.

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

     (e) Properly report to the Licensor any occurrence involving the use of the Licensed Product or Licensed Method that in the reasonable judgment of Licensee may give rise to a claim against the License, the Licensor or any user of the Licensed Product or Licensed Method. It shall continue to keep the Licensor abreast of any subsequent report, investigation, inquest or legal proceeding arising therefrom.

     (f) Comply with the patent, and all applicable laws, regulations, decrees or requirements of those countries in which the Licensed Product is sold or Licensed method is practiced.

5.03 (a) Licensee to allot immediately and issue by June 30, 2003, 1,000,000 fully paid and non assessable common shares of Licensee to Licensor.

     (b) Licensee to allot immediately and issued by June 30, 2003, 50,000 fully paid common shares of Licensee to F.C. Giken Kabushikigaisha, whose address is SCC Building, 5-4-10 Kibu Koto-ku, Tokyo, Japan

SECTION   6   -  LIFE  OF  AGREEMENT

6.00 Unless otherwise terminated by operation of law or acts of the parts in accordance with the terms of this Agreement, this Agreement shall be in force from the effective date recited on page one, and shall remain in effect for thirty ( 30 ) years.


SECTION    7  -  TERMINATION  BY  LICENSOR

7.00 If Licensee should violate or fail to perform any term or covenant of this Agreement, then the Licensor may give written notice of such default ( Notice of Default ) to Licensee. If Licensee shall fail to repair such default within ninety days of the effective date of such notice, the Licensor shall have the right to terminate this Agreement and the License herein, by a second written Notice ( Notice of Termination ) to Licensee. If Notice of Termination is sent to Licensee, this Agreement shall automatically terminate on the effective date of such Notice. Such termination should not relieve Licensee of its obligation to pay any royalty at the time of such termination and shall not impair any accrued right of the Licensor.


SECTION   8  -  TERMINATION  BY  LICENSEE

8.00 Licensee shall have the right to terminate this Agreement by giving notice in writing to the Licensor. Such notice of termination of this Agreement shall be effective ninety ( 90 ) days from the effective date of such notice.

8.01 Any termination pursuant to the above paragraph, shall not relieve Licensee of any obligation or liability accrued hereunder prior to such termination or rescind anything done by Licensee or any payments made to the Licensor hereunder prior to the time such termination became effective, and such termination shall effect in any manner any rights of the Licensor arising under this Agreement prior to such termination. Furthermore, upon termination of Licensee, all rights of Licensee hereunder shall be surrendered effective upon such date that termination becomes effective.

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


SECTION   9  -  PATENT  PROSECUTION  AND  MAINTENANCE

9.00 The following sub-sections will only be applicable, if and when, Patent(s) are applied for, at the sole discretion of the Licensor.

9.01 The Licensor shall diligently prosecute and maintain the United States and Canadian Patents comprising the Licensor's Patent Rights using counsel of its choice. The Licensor shall provide Licensee with copies of all relevant documentation so that Licensee may be informed and apprised of the continuing prosecution. Licensee agrees to keep this documentation confidential and shall at the request of Licensee, apply for patent protection in any country that Licensee markets the Licensed Products and Licensed Method.

9.02 The Licensor shall use all reasonable efforts to amend any Patent application to include claims reasonably requested by licensee to protect the products contemplated to be sold under this Agreement.

9.03 The Licensor shall co-operate with Licensee in applying for an extension of the term of any Patent included with Licensor's Patent Rights. The Licensor agrees to execute such documents and take such additional action as Licensee may reasonably request in connection therewith.

9.04 The cost of preparing, filing, prosecuting and maintaining all Patent applications contemplated by this agreement, shall be borne by the Licensee.


SECTION    10  -  PATENT  /  PATENT  RIGHTS  INFRINGEMENT

10.00 In the event that Licensee shall learn of substantial infringement of any Patent /Patent Rights licensed under this Agreement, Licensee shall notify the Licensor in writing and shall provide the Licensor with reasonable evidence of such infringement. Both parties shall use their best efforts in co-operation with each other to terminate such infringement without litigation.
10.01 Licensee may request that the Licensor take legal action against the infringement of the Licensor's Patent/Patent Rights. Such request shall be made in writing and shall include reasonable evidence of such infringement and damages to Licensee. If the infringing activity has not been abated within thirty (30) days following the effective date of such request, the Licensor shall have the right to :

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

-    commence  legal  suit  on  their  own  account;  or
- refuse to participate in such suit, and the Licensor shall give notice of its election in writing to Licensee by the end of the ninetieth (90th) day after receiving notice of such request from Licensee. Licensee may thereafter bring suit for patent infringement if and only if the Licensor elects not to commence legal suit ( other than as nominal party plaintiff ), and if the infringement occurred during the period. However, in the event Licensee elects to bring legal suit in accordance with this paragraph, the Licensor may thereafter join such legal suit at its own expense.

10.02 Such legal action is decided upon shall be at the expense of the party on account of whom suit is brought, and all recoveries recovered thereby, shall belong to such party, provided, however, that legal action brought jointly by Licensee and fully participated in by both, shall be at the joint expense of the parties, and all recoveries shall be shared jointly by them in proportion to the share of expense paid by each party.

10.03 Each party agrees to co-operate with the other in litigation proceedings instituted hereunder but at the expense of the party on account of whom suit is brought. Such litigation shall be controlled by the party bringing the suit, except that the Licensor may be represented by counsel of their choice pursuant to the Licensor's determination in any suit brought by Licensee.


SECTION    11  -  COMMON  COVENANTS  OF  LICENSOR  AND  LICENSEE

11.00     Governing  Law  &  Submission  to  Jurisdiction

This Agreement shall be interpreted and construed in accordance with the laws of Nevada of the United States, and the parties hereto submit to the jurisdiction of the Courts of Nevada, but the scope of any patent or patent applicable shall be governed by the applicable laws of the country of such patent or patent application.

11.01     Conformity  with  Local  Laws

Any provision or provisions of this Agreement which in any way contravene the law of any State or Country in which this Agreement is effective, shall in such State or Country, to the extent of such contravention of law, be deemed severable and shall not affect any provision or provisions of this Agreement. The parties shall each at its own expense in its own countries, take such steps as may be required to satisfy the laws and requirements of the respective countries with respect to declaring, recording, or otherwise rendering this Agreement valid.

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11.02     Arbitration

Both parties shall act in good faith and utilize their best efforts to resolve any dispute, controversy or difference arising in connection with this Agreement, to their mutual satisfaction.
All disputes, controversies or differences arising in connection which are not resolved mutually, shall be finally settled by arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce, by a panel of three arbitrators each of whom shall speak fluent English and shall be appointed in accordance with the said Rules. Any award made by the arbitrators shall be made as promptly as possible and shall state the reasons for their decisions taking into account all aspects of the dispute, controversy or difference.
Any such arbitration shall be held in Nevada. The laws to be applied by the arbitrators shall be the laws of the United States. The decision of the arbitrators shall be final and binding on both parties. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award, and an order of enforcement as the case may be. Such an arbitration shall be a condition precedent to the institution of any such suit, claim, action or other legal proceeding arising in connection with this Agreement.

11.03     Notice

Any notice, consent, request, demand or other communication required or permitted to be given or delivered under this Agreement, shall be in writing and delivered by registered mail, facsimile or telegram, addressed to the party at its address first set out above. Each notice shall be deemed to have been received upon delivery to the addressee, provided that such notice shall be deemed to have been received upon expiration of 12 days from the date of mailing, or within 24 hours if sent by facsimile or telegram.

11.04     Assignment  and  Succession

Licensee can assign or transfer this Agreement or any of its rights or the performance of its obligations under this Agreement, without the prior written consent of the Licensor. All rights and obligations of the parties shall be binding upon and shall endure to the benefit of their respective successors and permitted assigns.

11.05     Entire  Agreement

This Agreement constitute the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussion, whether oral or written, of the parties, and there are no general or specific warranties, representations or other agreements by or among the parties in connection with the entering of this Agreement or the subject matter hereof except as specifically set forth herein.

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11.06     Unenforceable  terms

If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement or application of such term, covenant or condition to a party or circumstance other than those to which it is held invalid or unenforceable, shall not be affected thereby and each remaining term, covenant or condition of this Agreement, shall be valid and shall be enforceable to the fullest extent permitted by law.

11.07     Counterparts

This Agreement may be executed in several counterparts, each of which when so executed, shall be deemed to be an original and such counterparts shall constitute one and the same instrument and notwithstanding their date of execution, shall be deemed to bear date as of the date of this Agreement.

11.08     Force  Majeure

The parties to this Agreement shall be excused from any performance required hereunder if such performance is rendered impossible or unfeasible due to any catastrophes or other major events beyond their reasonable control, including, without limitation, war, riot, and insurrection, laws, proclamations, edicts, ordinances or regulations; strikes, lock-outs or other serious labour disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the parties' respective obligations hereunder shall resume.


11.09     Waiver

No provision of this Agreement shall be waived and no breach excused, unless such waiver or consent excusing the breach shall be in writing signed by the party to be charged with such waiver or consent. A waiver of a provision of this Agreement shall not be construed to be a waiver of a further breach. All rights, remedies, and benefits contained in this Agreement shall be cumulative and none of them shall be a limitation or exclusion of any other remedy, right, or benefit provided by this Agreement or by law.

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IN  WITNESS  WHEREOF  the  parties hereby executed this Agreement as of the day, month  and  year  first  above  written.


Signed,  Sealed  and  Delivered          )
by  Lessor  in  the  presence  of  :     )

Witness:                                 )
                                                /s/ETSURO  SAKAGAMI
                                                ---------------------
/s/SHRO  SAKAGAMI  )                            ETSURO  SAKAGAMI
SHRO SAKAGAMI
Address:

1-28-1  Tamagaradai,  Seengaya-ku        )
Tokyo,  Japan                            )


Signed,  Sealed  and  Delivered
by  Lessee  in  the presence of                  AMANASU ENVIRONMENT CORPORATION

Witness:
/s/YOUZO  KITAHARA
YOUZO KITAHARA

Address:
4-23-5  Kitasakae, Urayasu City                  /s/ATSUSHI MAKI
                                                 ----------------
UBA,  Japan
                                                 ATSUSHI  MAKI
                                                 President  and  CEO

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                                                                      SCHEDULE A

                           APPLIED PATENT SUMMARY LIST
1. PATENT APPLICATION NO. 2002-207837; SEAWATER DESALINIZATION METHOD AND SEAWATER DESALINIZATION SYSTEM

     This seawater desalinization method is different from the conventional multi-stage flush method and reverse osmosis method. The running cost of this equipment is low. The patent was applied to establish the treatment system of the ring-tube metal surface.

2. PATENT APPLICATION NO. 2002-228609; DESULPHURIZATION METHOD AND DESULPHURIZATION SYSTEM

     An extremely large-scale facility is presently required to desulphurize low-quality heavy oil containing sulfa and insoluble pyrrhotite, such as crude oil and fuel oil C. In the ring-tube metal surface treatment method, the viscosity of heavy oil is lowered to 2,000cps to 10cps by a heating pre-treatment process at the temperature of approximately 150'C. When high-frequency current is charged to the pre-treated heavy oil, sulfide and iron sulfide (pyrrhotite) in the oil precipitate. When the oil flows through the ring tube, precipitated substance is completely removed. The series of the process procedures is built into the system.

3. PATENT APPLICATION NO. 2002-239789; FILTRATION EQUIPMENT AND I FILTRATION METHOD

     The ring-tube method is used to filter solid substance in liquid and quickly separate the solid and liquid. This equipment can not only separate solid and liquid, but also has an extremely effective dewatering capability with lower cost than conventional equipment, such as a conventional screw decanter, centrifugal separator and filter press equipment. The high-pressure pump can control the water content.

4. PATENT APPLICATION NO. 2002-311460: ZEOLITE MANUFACTURING METHOD ' WITH CINDERS AND THE EQUIPMENT

     Effective use of cinders from urban garbage incineration is very limited only for manufacturing cement. Most of cinders are disposed of by burying at controlled disposal sites. However, securing of disposal sites is becoming more difficult each year. This is a big problem for most municipalities in Japan. There is no other effective use of cinders. The main reason for this is that cinders from garbage incinerators contain a large amount of heavy metals, although only selected garbage is incinerated. Removal of heavy metals at low cost is impossible. To solve the problem, this equipment was developed to make garbage-incinerated cinders harmless by the superconductive non-liquid type magnetic method and the artificial zeolite method. Coal fly ash is one type of cinder. The patent was applied as to be applicable to any kind of cinders.

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


5. PATENT APPLICATION NO. 2000-396165: ARTIFICIAL ZEOLITE COMPOUND CONTINUOUS-MANUFACTURING METHOD AND EQUIPMENT BY HEAT REACTION TUBE CONTACTING

     This equipment, not like the conventional autoclave method, is to manufacture white color artificial zeolite by making the mixture of waste material containing aluminum and waste material containing silica in a certain ratio react in the reaction pipe. This equipment was developed to produce zeolite from waste fluid, such as fluid from aluminum sash frame cleaning, Alumite manufacturing, and other aluminum dross by the alkali liquid reaction. The batch method by autoclave is used for manufacturing zeolite from coal ash or garbage- incinerated cinders. But, this equipment can continuously produce artificial zeolite from waste liquid if the mixing ratio is controlled at a certain ratio.

6. PATENT APPLICATION NO. 2000-376462: MANUFACTURING METHOD OF ARTIFICIAL ZEOLITE FROM THE RAW MATERIAL OF ALUMINUM DROSS

     This method is to produce white color artificial zeolite by mixing aluminum dross and a medium of alkali solution then adding silicic additive, such as silicon, and applying cavitation effects of the ultrasonic generator. No one ever thought to produce artificial zeolite from aluminum dross.

7. PATENT APPLICATION NO.: 2001 -79135: FLOCCULATING AGENT OF ARTIFICIAL ZEOLITE COMPOSITION AND ITS APPLICATION FOR SEWAGE TREATMENT

     The manufacturing method of the flocculating agent mixed with biologically friendly artificial zeolite, without using aluminum, is the first technology of its kind in the world. This agent is regarded as an innovative instantaneous flocculating agent from various fields that fully utilizes the adsorption and ion-exchanging capability of artificial zeolite without using pH adjustment.

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8.   PATENT  APPLICATION  NO.  2003-72657:  PORTABLE-TYPE  WATER  PURIFICATION
     EQUIPMENT

     This equipment does not require a power supply source. The equipment is operated with a small size generator. This is small-size portable seawater desalinization equipment having a small high-pressure pump and can produce drinking water not only from seawater but also from muddy water. The equipment is designed so that this can be installed on a ship. This equipment can be used to quickly produce drinking water from muddy water for emergency use during a natural calamity, such as an earthquake.

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                                                                      SCHEDULE B

WHAT  IS  THE  RING-TUBE  METHOD  SEAWATER  DESALINIZATION  EQUIPMENT?

1. This seawater desalinization system is an application of a comb-type filter. There are two methods to remove sodium (Na) in seawater 1) To make the size of crystal of sodium (Na) molecules large by charging high voltage electricity and 2) to remove chorine (Cl) in seawater by a minus ion exchanger. This method seems to be rough, but it is applicable to various types of liquids such as high temperature liquids, acid and alkali containing liquids, etc., without regarding their harsh qualities.

2. By changing the length or width of the equipment or using pipe bends, the equipment can be installed in a small limited space. It can also be installed in a standing position or a laid down position.

3. The pressure of seawater to be treated varies depending upon the precision of the plate rings, thickness of rings and the clearance between the rings. It can be very easily adjusted by simple means.

4. The openings of the plate rings can be changed by the expansion and contraction mechanism of the comb portions. This structure is suitable for back washing the rings. It is also possible to install a glass fiber or heat resistance filter between the plate ring unit and the outside casing as an option.

5. Semi automatic or full automatic type of equipment can be selected depending upon the preference of the customer. The full automatic equipment can control the water content of a dewatered cake at a desired percentage by its computer.

6.   The  equipment  can  be  easily  transported  by  mounting  on  a  vehicle.

7.   The  equipment  requires  almost  no  maintenance.

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        APPLICATION OF RING-TUBE METHOD SEAWATER DESALINIZATION EQUIPMENT


1. USE AS A FILTER: The equipment is provided either with a metal filter or resin filter. The filter utilizes the characteristics of the finishing precision of the ring surface filter precision that changes in accordance with pressure difference between the inside and outside of the filter unit, and filter capacity. The level of liquid treatment can be easily changed by changing the filter precision and pressure difference depending upon the type of liquid to be treated. The filter rings are made of material that can withstand high temperatures in the range of 160 to 190 C, and acid and basic chemicals.

2. USE AS DEWATERING EQUIPMENT: The equipment can be used for dewatering of liquid and sludge. The equipment structure is simple. Clogging of the filter can be easily prevented by back washing. Dewatered cake can be automatically pushed out through the metal rings by the rotor thereby making back washing intervals longer.


3. SPECIAL CASE FOR HIGH-LEVEL TREATMENT: When a special mono pump is used, the shaft should be made of stainless steel and the casing of isobutylene-isoprene rubber. In addition, heat-resisting gaskets should be used. By setting the maximum pressure at 10Mpa (lOOkg/cm2), it is possible to increase the level of liquid and solid separation treatment.

4. USE OF STERILIZING FUNCTION: The equipment can prevent the intrusion of bacteria by the fine rings as well as collect bacteria. The collected bacteria are either destroyed or made inactive by high pressure and high temperature. By adding ozone, the equipment can be used as a sterilizing filter that completely destroys bacteria.

5. USE-AS AN OIL AND ODOR REMOVER: When oily and odorous particles in the air are washed with water, the cleaning water becomes emulsion form liquid containing oily and odorous waste. The oily and odorous waste coagulates when instantaneous artificial flocculating agent CINDERELITE is added. The coagulated substances containing oily and odorous, particles can be removed as sludge by the ring-tube method seawater desalinization equipment.
     The equipment can be used for treating wastewater in kitchens and food processing factories.

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


6. USE AS DUST REMOVING EQUIPMENT IN CLEAN ROOMS The equipment can separate, dust, C02, NOx, O2, and H2O in the air. The conventional method for dehumidifying a refrigeration system requires high balance-adjustment costs. It is possible to collect dust by misting the air and wash out the misted dust by water. The ring-tubes of the equipment system clarify the wastewater and produce clean air then return the clean air into the clean rooms. It is possible to set up a system to provide clean rooms with clean air produced by the ring-tube method seawater desalinization equipment.

7. USE FOR TREATING DRINKING WATER, SEWAGE AND WASTEWATER: By using this equipment as supplemental equipment for ordinary wastewater and drinking water treatment facilities it is possible to improve the treatment efficiency of the existing facilities thereby contributing to reduce the running costs as well as the initial investment costs of the facilities.

8. CLARIFICATION OF RESERVOIR, RIVER AND LAKE WATERS AND TREATMENT OF POLLUTED WATER PRODUCED AT CONSTRUCTION SITES: By the combined use of the instantaneous flocculating agent of artificial zeolite Cinderelite and the equipment, the size of a polluted water treatment facility can be reduced and, as a result, reduction of energy consumption and initial facility construction costs may be achieved.

9. COMPARISON WITH ORDINARY EQUIPMENT AND ENVIRONMENTAL PROBLEMS: Most of ordinary equipment is made of materials that are not strong enough to withstand high temperatures, acid and basic chemicals. Further, these materials are physically not strong. Equipment filters are easily clogged and are difficult to replace. In addition, used filters cannot be recycled and thus become industrial waste thereby causing environmental problems. The filter unit of this equipment consists either of stainless steel rings or titanium rings that can withstand high temperatures, acid and basic chemicals. Different types of filters can be selected to suit the type of liquid to be treated by this equipment.

10. APPLICATION FOR EXHAUST GAS TREATMENT: Smoke and soot produced when-burning fuel or incinerating waste- materials are normally treated by a scrubbing mist separator. The wastewater from the separator can be treated by adding instantaneous flocculating agent of artificial zeolite Cinderelite then solid particles in the wastewater can be removed by the ring-tubes of the equipment. This system is applicable to treat cleaning water of various coating booths. By making the system a smaller size it may be possible to utilize the equipment to treat exhaust gas from trucks. The application to automobiles is being tested.

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11.  DEWATERING  AND  VOLUME REDUCTION OF SLUDGE MATERIALS: Approximately 40% of
     major waste materials presently produced in Japan are sludge. Sludge can be classified into organic sludge and inorganic sludge. The disposal methods of sludge are as follows:

     1)  Landfill
     2)  Make  compost
     3)  Use  as  fertilizer
     4)  Use  as  animal  feed
     5)  Burning  and  solidification
     6)  Conversion  into  chemical  products  through  chemical  treatment

     As sludge contains a large amount of water, most of the combustion heat is consumed for evaporating water. In the case of sewage sludge, approximately 50% of costs for disposing the sludge that contains 80% of water are consumed for dewatering. For the case of slurry produced by mining and construction industries, it's volume reduction may result in transportation cost reduction. In view of the above reasons, economical dewatering and volume reduction methods of sludge and waste materials have been urgently sought. The combined use of the artificial zeolite instantaneous flocculating agent CINDERELITE and this equipment will be extremely effective for these purposes.

12. THE EQUIPMENT CAN EFFECTIVELY SEPARATE AND REMOVE SULFUR AND IRON SULFIDE (INSOLUBLE PYRRHOTITE) IN HEAVY OIL: By charging high-voltage electricity to C fuel oil by an ion charger then processing with a certain heat treatment method, the C fuel oil can be converted into a high quality fuel oil having a quality level equivalent to A fuel oil by the ring tubes of this equipment.

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